May 1, 2015

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

Supplement to Summary Prospectus and Statutory Prospectus
each Dated February 27, 2015

     The Board of Directors of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement") between the Fund and Dreyfus Liquid Assets, Inc. (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

     Neither the Agreement nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about September 18, 2015. A Prospectus/Information Statement with respect to the proposed Reorganization will be mailed before the consummation of the Reorganization to holders of Fund shares as of July 1, 2015. The Prospectus/Information Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.

0762S0515